UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2010

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2010, Kansas City Southern, a Delaware corporation ("KCS" or the "Company"), entered into a purchase agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities, Inc. as Representatives of the several Underwriters named therein, in connection with the offer and sale by the Company of up to 5,769,230 shares of the Company’s common stock, par value $0.01 per share (consisting of 5,016,722 shares of initial securities and 752,508 shares subject to the over-allotment option the Company has granted to the Underwriters) in a registered public offering under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-1556601). The offering is scheduled to close on May 4, 2010, subject to specified closing conditions. The foregoing description of the material terms of the purchase agreement is not intended to be a complete description thereof and is qualified in its entirety by the full text of the purchase agreement which is included as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

The Company is filing as Exhibit 5.1 to this Current Report the legal opinion of Sonnenschein Nath & Rosenthal LLP with respect to the offering of the shares under the purchase agreement.

On April 28, 2010, we issued a press release entitled "KCS Announces Pricing of Common Stock Offering," a copy of which is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 1.1 Purchase Agreement dated April 28, 2010, between Kansas City Southern and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities, Inc., as Representatives of the several Underwriters named therein.

Exhibit 5.1 Opinion of Sonnenschein Nath & Rosenthal LLP on the legality of the shares.

Exhibit 99.1 News Release dated April 28, 2010 issued by Kansas City Southern entitled "KCS Announces Pricing of Common Stock Offering."

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

April 29, 2010	By:	/s/ Michael W. Upchurch

Name: Michael W. Upchurch
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Top of the Form

Exhibit Index

Exhibit No.	Description

1.1	Purchase Agreement dated April 28, 2010, between Kansas City Southern and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities, Inc., as Representatives of the several Underwriters named therein.
5.1	Opinion of Sonnenschein Nath & Rosenthal LLP on the legality of the shares.
99.1	News Release dated April 28, 2010 issued by Kansas City Southern entitled "KCS Announces Pricing of Common Stock Offering."